                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            MANGUISTICS GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                             [LOGO OF MANUGISTICS]

                            MANUGISTICS GROUP, INC.

                        2115 EAST JEFFERSON STREET

                        ROCKVILLE, MARYLAND 20852

                                                          November 9, 1998

Dear Shareholders:

  It is my pleasure to invite you to a Special Meeting of Shareholders of Manugistics Group, Inc. to be held on December 4, 1998, at 9:00 a.m., E.S.T., at the Company's offices located at 101 Orchard Ridge Drive, Gaithersburg, Maryland.

  Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the Special Meeting. You are accordingly urged to complete, sign, date and return your proxy promptly in the enclosed envelope. Your return of a proxy in advance will not affect your right to vote in person at the Special Meeting.

  I hope that you will attend the Special Meeting. The officers and directors of the Company look forward to seeing you at that time.

                                          Very truly yours,


                                          /s/ William M. Gibson
                                          William M. Gibson
                                          Chairman of the Board,
                                          President and Chief Executive
                                          Officer

                             [LOGO OF MANUGISTICS]

                            MANUGISTICS GROUP, INC.

                        2115 EAST JEFFERSON STREET

                         ROCKVILLE, MARYLAND 20852
                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         FRIDAY, DECEMBER 4, 1998
                               ----------------

To our Shareholders:

  A Special Meeting of Shareholders (the "Meeting") of Manugistics Group, Inc. (the "Company") will be held on December 4, 1998, at 9:00 a.m. E.S.T. at the Company's offices located at 101 Orchard Ridge Drive, Gaithersburg, Maryland for the following purpose:

  1. To approve: (a) amendments to the Company's Fifth Amended and Restated Employee Stock Option Plan (the "ESOP") to specifically permit, subject to prior shareholder approval, the surrender of options held thereunder by employees who are not executive officers or directors of the Company and the reissuance of such options at a lower exercise price; and (b) the repricing of certain options outstanding under the ESOP (as so amended) in accordance with the terms specified in the attached Proxy Statement; and

  2. To transact such other business as may properly come before the Meeting.

  Shareholders of record at 5:00 p.m. E.S.T. on October 27, 1998 are entitled to receive notice of and to vote at the Meeting.

  You are cordially invited to attend the Meeting. Please carefully read the attached Proxy Statement for information regarding the matters to be considered and acted upon at the Meeting. We hope that you will attend the Meeting.

  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN POSTAGE-PAID ENVELOPE. No postage need be affixed to the return envelope if mailed in the United States. If you attend the Meeting, you may withdraw your proxy and vote in person by ballot.

                                         By Order of the Board of Directors,


                                         /s/ Helen A. Nastasia
                                         Helen A. Nastasia
                                         General Counsel and Secretary

Rockville, Maryland

November 9, 1998

                            MANUGISTICS GROUP, INC.

                        2115 EAST JEFFERSON STREET

                        ROCKVILLE, MARYLAND 20852

                               ----------------

                                PROXY STATEMENT

  This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and Proxy Card are being furnished in connection with the solicitation by the Board of Directors of Manugistics Group, Inc. (the "Company") of proxies to be voted at the Special Meeting of Shareholders scheduled to be held on December 4, 1998, at 9:00 a.m. E.S.T., at the Company's offices located at 101 Orchard Ridge Drive, Gaithersburg, Maryland, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the enclosed Proxy Card are being furnished on or about November 11, 1998, to all holders of record of the Company's common stock, par value $.002 per share (the "Common Stock"), as of 5:00 p.m. E.S.T. on October 27, 1998.

  At the Meeting, shareholders will act upon a proposal (the "Proposal") (i) to amend the Company's Fifth Amended and Restated Employee Stock Option Plan (the "ESOP") to specifically permit, subject to prior shareholder approval, the surrender of options held thereunder by employees who are not executive officers or directors of the Company and the reissuance of such options at a lower exercise price, and (ii) to implement an option repricing program under the ESOP (as so amended), in accordance with the terms specified below.

                           GENERAL INFORMATION

VOTING SECURITIES, RECORD DATE AND QUORUM

  The Board of Directors has fixed 5:00 p.m. E.S.T. on October 27, 1998, as the record date (the "Record Date") for determination of shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, there were 26,514,133 shares of Common Stock issued and outstanding and there were no other voting securities of the Company outstanding. The presence at the Meeting, in person or by proxy, of a majority of the outstanding shares of Common Stock, or 13,257,067 shares, shall constitute a quorum for the Meeting. Each outstanding share of Common Stock entitles the record holder thereof to one vote.

  To be approved, the Proposal must receive the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions of shares present at the Meeting will be counted in determining the presence of a quorum and in determining whether the Proposal is approved. Accordingly, abstentions will have the effect of votes in opposition to the Proposal. Broker non-votes will be counted in determining the presence of a quorum, but are not entitled to vote on the Proposal. Accordingly, broker non-votes will not have the effect of votes in opposition to the Proposal and will not affect the outcome of the vote on the Proposal.

VOTING RIGHTS AND SOLICITATION OF PROXIES

  Eligible shareholders of record may vote at the Meeting in person or by means of the enclosed Proxy Card. You may specify your voting choices by marking the appropriate boxes on the Proxy Card. The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to or at the Meeting, will be voted in accordance with the instructions specified thereon. If you properly sign and return your Proxy Card, but do not specify your choices, your shares will be voted by the proxy holders as recommended by the Board of Directors.

  The Board of Directors encourages you to complete and return the Proxy Card even if you expect to attend the Meeting. You may revoke your proxy at any time before it is voted at the Meeting by giving written notice of revocation to the Secretary of the Company, by submission of a proxy bearing a later date or by attending the Meeting in person and casting a ballot. A beneficial owner of shares behind a broker or bank would need to vote or modify such owner's vote through its respective broker or bank.

  The proxy holders, William M. Gibson and Peter Q. Repetti, will vote all shares of Common Stock represented by Proxy Cards that are properly signed and returned by shareholders. The Proxy Card also authorizes the proxy holders to vote the shares represented with respect to any matters not known at the time this Proxy Statement was printed that may properly be presented for consideration at the Meeting. YOU MUST RETURN A SIGNED PROXY CARD IF YOU WANT THE PROXY HOLDERS TO VOTE YOUR SHARES OF COMMON STOCK.

  The cost of soliciting proxies will be borne by the Company. Following the mailing of proxy solicitation materials, proxies may be solicited by directors, officers and employees of the Company and its subsidiaries personally, by telephone or otherwise. Such persons will not receive any fees or other compensation for such solicitation. In addition, the Company will reimburse brokers, custodians, nominees and other persons holding shares of Common Stock for others for their reasonable expenses in sending proxy materials to the beneficial owners of such shares and in obtaining their proxies.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE SPECIAL MEETING

  The Company's By-laws require that any shareholder who intends to bring any matter (other than the nomination of directors) before a meeting of shareholders must deliver written notice of such intent to the Secretary of the Company. In the case of a special meeting, Article III, Section 12 of the By-laws provides that written notice of the shareholder proposal must be received by the Secretary of the Company before the close of business on the tenth day following the date of public disclosure of the date of such meeting. For this purpose, public disclosure of the Special Meeting will be deemed to be made on or about November 11, 1998.

                  OWNERSHIP OF MANUGISTICS GROUP, INC. STOCK

  The following table sets forth certain information, as of September 30, 1998, with respect to the beneficial ownership of shares of Common Stock by
(i) each shareholder known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) each executive officer named in the Summary Compensation Table appearing below under "Executive Compensation"; and (iv) all executive officers and directors as a group. Except as indicated in the footnotes to the table, the persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock which they respectively own beneficially.

  The address of each person who is an officer or director of the Company is 2115 East Jefferson Street, Rockville, MD 20852.

                                                 NUMBER OF SHARES    PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER           BENEFICIALLY OWNED(1)   CLASS
------------------------------------           --------------------- ----------
William M. Gibson(2)..........................       5,332,613          20.1
Kenneth S. Thompson(3)........................         617,690           2.3
Joseph E. Broderick(4)........................         107,427             *
Keith J. Enstice(5)...........................         128,987             *
Mary Lou Fox(6)...............................         178,883             *
Jack A. Arnow(7)..............................          98,000             *
J. Michael Cline(8)...........................       1,873,648           7.1
Lynn C. Fritz (9).............................          35,700             *
Joseph H. Jacovini(10)........................          72,000             *
William G. Nelson(11).........................         276,000           1.0
Thomas A. Skelton(12).........................         638,279           2.4
General Atlantic Partners(13).................       1,853,648           7.0
Directors and executive officers as a group
 (13 persons).................................       9,394,790          35.4

--------
*Less than 1% of the outstanding Common Stock.

 (1) Beneficial ownership is based on 26,511,068 outstanding shares of Common Stock as of September 30, 1998. Under applicable rules promulgated under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of shares of Common Stock if, among other things, he or she directly or indirectly has or shares voting power or investment power with respect to such shares. A person is also considered to beneficially own shares of Common Stock which he or she does not actually own but has the right to acquire presently or within the next sixty (60) days, by exercise of stock options or otherwise.
 (2) Includes 43,863 shares issuable upon exercise of options, 567,800 shares of Common Stock held by his wife, and 380,000 shares held in a non-profit corporation, with respect to which Mr. Gibson shares voting and dispositive control. Excludes 46,200 shares of Common Stock held by his daughter, of which Mr. Gibson disclaims beneficial ownership.
 (3) Includes 30,624 shares issuable upon exercise of options. Excludes 6,408 shares of Common Stock held by Mr. Thompson's wife of which he disclaims beneficial ownership.
 (4) Includes 68,554 shares issuable upon exercise of options, including 600 shares held in a joint account with his mother.
 (5) All shares issuable upon exercise of options.
 (6) Includes 118,433 shares issuable upon exercise of options.
 (7) Includes 30,000 shares issuable upon exercise of options.
 (8) Includes 20,000 Shares issuable upon exercise of options and the 1,853,648 shares which are held as described in note 13.
 (9) Includes 35,000 shares issuable upon exercise of options.
(10) Includes 1,336 shares held by his wife, 28,000 shares of Common Stock held of record by Prudential Bank & Trust Co. in a retirement savings plan for Mr. Jacovini and 22,664 shares issuable upon exercise of options.
(11) Includes 78,000 shares issuable upon exercise of options.
(12) Includes 30,000 shares issuable upon exercise of options, 14,617 shares held by his wife, 18,033 shares held by his wife as custodian for his children, 7,016 shares held by his brother as trustee for his children and 39,146 shares held for Mr. Skelton's benefit in an exchange fund.
(13) Consists of 529,685 shares of common stock held by General Atlantic Partners 50, L.P. ("GAP 50"), 1,036,870 shares of common stock held by General Atlantic Partners 26, L.P. ("GAP 26") and 287,093 held by GAP Coinvestment Partners, L.P. ("GAPCO"). General Atlantic Partners, LLC ("GAP LLC") is the general partner of GAP 50 and GAP 26. Mr. Cline is a managing member of GAP LLC. The managing members of GAP LLC are also the general partners of GAPCO. Mr. Cline is a general partner of GAPCO. Mr. Cline disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

               PROPOSAL -- TO APPROVE AMENDMENTS TO THE EMPLOYEE
                   STOCK OPTION PLAN AND AN OPTION REPRICING

PROPOSED AMENDMENTS TO THE COMPANY'S EMPLOYEE STOCK OPTION PLAN

  The Board of Directors has adopted a proposal (the "Proposal"), subject to shareholder approval, (i) to amend the Company's Fifth Amended and Restated Employee Stock Option Plan (the "ESOP"), as set forth below, to specifically permit the surrender of outstanding options granted thereunder held by employees who are not executive officers or directors of the Company ("Non-Executive Employees") and the reissuance of such options at a lower exercise price, subject to prior shareholder approval, and (ii) to implement an option repricing program under the ESOP (as so amended), which, as more fully described below, would afford Non-Executive Employees the opportunity to exchange their out-of-the-money options for new options having an exercise price equal to the fair market value of the Common Stock on the date of the grant of the new options. The Board of Directors believes that this action is necessary and appropriate to protect a key Company asset, its highly skilled and experienced work force. The Board of Directors believes that it is of critical strategic importance to motivate management and employees to remain with the Company and to provide an incentive for them to exert maximum efforts on behalf of the Company and its stockholders. Stock option programs are critical incentive tools. When stock prices fall, however, the retention value of options disappears. If stock prices drop well below exercise prices, employees may consider the options to be worthless--in spite of favorable long-term prospects for their companies.

  When stock prices rise, in-the-money stock options can provide significant compensation without using essential cash resources, and the unvested portions of those options constitute a significant incentive to remain with the employer. In addition, virtually all companies in the software industry use stock options to attract and retain outstanding employees, and there is substantial competition to obtain and retain skilled and experienced employees. Accordingly, stock option-based incentives are a particularly important part of a competitive overall compensation package for employees of the Company.

  During the Company's current fiscal year, which began on March 1, 1998, the Company has experienced a severe decline in the share price of its Common Stock, with the closing price of the Common Stock having ranged between approximately $7.00 and $66.00 per share. On November 4, 1998, the closing price of the Common Stock was $13.50 per share. Of the Company's 2,772,705 options held by Non-Executive Employees under the ESOP at September 30, 1998, approximately 1,910,000 options had an exercise price in excess of $9.56 per share (i.e., the closing price of the Common Stock on that date). Accordingly, the exercise price that most employees would have to pay in order to exercise their stock options substantially exceeds the price at which they could buy shares of the Common Stock in the market. The Board of Directors believes that such out-of-the-money or "underwater" stock options have little incentive value to employees and in fact undermine morale and motivation.

  The Company notes that most of the other leading companies engaged in the sale of supply chain management solutions have also recently experienced significant declines in the market price of their shares. The Company understands that, of the approximately six such companies, one has recently completed an option repricing program and it has been reported that a second company intends to implement an option repricing.

  The Board of Directors believes that the Company may be at risk of losing valued employees because so many of the stock options outstanding under the ESOP are underwater and further believes that the Company must take decisive action to deal with this threat. The Board of Directors has carefully considered various factors which it has deemed relevant in assessing this threat, including market conditions, employee morale and the challenges and opportunities facing the Company. The Board of Directors and Management have also carefully considered various actions which the Company might take in response to the threat, including the issuance of additional new options to employees under the Company's 1998 Stock Option Plan, the establishment of a restricted stock award program for employees, and various other types of stock-or-cash-based employee incentive programs. After taking into account factors including cost, potential dilution, cash outlay and related factors involved with the various potential courses of action, the Board of Directors believes that it is in the best interests of the Company and its stockholders to offer to replace underwater stock options with options having an exercise price equal to the current fair market value of the Common Stock, thereby restoring the opportunity for employees to receive value in the future by helping to build the Company.

  As presently in effect, the ESOP does not permit option repricings. Under the ESOP as it is proposed to be amended as described in this Proposal, the Compensation Committee of the Board of Directors (the "Committee") would have the authority to reprice options held by Non-Executive Employees under the ESOP from time to time, but only subject to prior shareholder approval in each case. As stated in the Company's Proxy Statement dated July 6, 1998, relating to the 1998 Annual Meeting of Shareholders, the ESOP has been terminated as to options unissued thereunder as of July 24, 1998 (the date on which the Annual Meeting was held). However, the shares of Common Stock allocable to any outstanding option granted under the ESOP which is surrendered in order to be repriced in accordance with Article 6(d) of the ESOP may again be subject to an option grant to the employee surrendering such option.

  Specifically, under the Proposal, the ESOP would be amended as follows:

  (1) Article 4 of the ESOP would be reorganized into two sub-articles, (a) and (b), and the following new sentence would be added to the end of Article 4 as new sub-article (c):

    The shares of Common Stock allocable to any outstanding option granted under the Plan which is surrendered in order to be repriced in accordance with Article 6(d) of the Plan may again be subject to an option grant to the employee surrendering such option.

  (2) The second sentence of Article 6(d) of the ESOP, as follows, would be deleted:

    The Committee shall not, however, modify any outstanding options so as to specify a lower price or accept the surrender of outstanding options and authorize the granting of new options in substitution therefore specifying a lower price.

  (3) The following sentence would be added immediately after the first sentence of Article 6(d) of the ESOP, in replacement of the deleted sentence set forth in (2) above:

    Additionally, the Committee shall have the authority, subject to the prior approval of the shareholders of the Corporation, to modify the exercise price of any such options held by persons who are not executive officers or directors of the Corporation so as to specify a lower price by accepting the surrender of outstanding options and authorizing the reissuance of such options specifying such lower price; the Committee shall also have the authority to impose additional terms and conditions on such reissued options, including new or extended vesting periods.

THE PROPOSED OPTION REPRICING PROGRAM

  The proposed option repricing program (the "Repricing") would allow Non-Executive Employees the opportunity to exchange their outstanding underwater stock options for new options. Key features of the Repricing proposal include:

 . No senior executive participation. The Company's senior executive team and directors of the Company would be ineligible for the option repricing.

 . Restarted vesting periods. To ensure that employees whose options are repriced have an incentive for long-term employment with the Company, the four-year vesting period of all repriced options would restart at the time of repricing.

 . No change in expiration date. The expiration date of each repriced option shall not be changed, but shall have the same expiration date as the surrendered option.

 . One-for-one exchange. Any options surrendered for repricing would be exchanged for an equivalent number of repriced options.

  The proposed Repricing would be effected by affording Non-Executive Employees the right, for a specified period of time, to elect to surrender out-of-the-money options which they hold under the ESOP in exchange for the reissuance of such options having a lower exercise price with a new four-year vesting period. The exercise price of each new option to be issued (a "repriced option") would be equal to the fair market value of the Common Stock on the date of the exchange. The options authorized to be reissued would be limited to those actually surrendered in order to be repriced. Non-Executive Employees currently hold options granted under the ESOP for a total of approximately 2,772,705 shares.

  If the Proposal is approved by the shareholders of the Company, the management of the Company shall recommend to the Committee whether the Repricing should be effected, and, if so, management shall further recommend to the Committee the scheduling of the Repricing, the options eligible for repricing, the proposed date of grant of new options pursuant to the Repricing and similar matters necessary to effectuate the Repricing. In determining whether to approve management's recommendations, the Committee intends to consider, among other factors, the market price of the Common Stock, recent and then current market conditions, the competitive environment for employees in the Company's industry and business considerations.

  The following table sets forth, as of September 30, 1998, the total number of options held by Non-Executive Employees under the ESOP within selected ranges of their present exercise prices, the total number of such options which are presently exercisable, and the weighted average characteristics of such options. The table demonstrates the potential maximum number of options that may be repriced, depending on the fair market value of the Common Stock during the exchange period and the extent to which Non-Executive Employees shall elect to participate in the Repricing.

                              OUTSTANDING OPTIONS      EXERCISABLE OPTIONS
                              -------------------      -------------------
   RANGE OF                 REMAINING     WEIGHTED              WEIGHTED
EXERCISE PRICES   SHARES   LIFE (YEARS) AVERAGE PRICE SHARES  AVERAGE PRICE
---------------   ------   -----------  ------------- ------  -------------
$ 0.51--$ 7.50     477,040     5.9         $ 4.59     381,715    $ 4.20
$ 7.51--$ 9.06     385,900     7.1         $ 7.73     209,325    $ 7.69
$ 9.07--$17.69     594,100     8.0         $11.43     210,075    $10.72
$17.70--$40.00     566,930     8.8         $28.76      66,270    $27.22
$40.01--$64.44     748,735     9.1         $43.20     116,777    $42.39
                 ---------                            -------
  Total:         2,772,705     8.0         $21.86     984,162    $12.41
                 =========                            =======

  As of September 30, 1998, the aggregate market value of the 2,772,705 shares of Common Stock underlying the total number of options held by Non-Executive Employees under the ESOP was approximately $26,507,060, based on a price per share of the Common Stock of $9.56 on that date. The aggregate market value of the shares of Common Stock underlying the total number of options outstanding under the ESOP on that date was approximately $30,743,335.

  There are no tax consequences to the Company or to any employee receiving a repriced option. See "Description of the ESOP and Option Terms--Tax Consequences."

  The Board of Directors believes that the Company's shareholders understand the critical role that stock options play in attracting, motivating, and retaining the employee talent necessary to be successful in a highly competitive environment. Your Board of Directors and management are soliciting your approval of the Proposal so that the Repricing may be effected.

  It should be noted that the Company's 1998 Stock Option Plan ("SOP"), adopted by a large majority of the shares voted at the Annual Meeting of Shareholders held in July 1998, does not require shareholder approval for the repricing of options issued thereunder. (Of the shares voted for or against the adoption of the SOP, approximately 72% voted to adopt the SOP.) Approximately 740,000 options are outstanding under the SOP; each such option has an exercise price of $23.38, which is substantially higher than the closing price of the Common Stock on November 4, 1998, of $13.50 per share. The Committee has determined, after consultation with the Board of Directors, that, if this Proposal (regarding the repricing of options outstanding under the ESOP) is approved by the shareholders of the Company at the Special Meeting, the Committee will exercise its power under the SOP to implement a repricing program with respect to the options presently outstanding under the SOP. Such program would be on substantially the same terms as the Repricing, including the key features of the Repricing described above, i.e., no senior executive participation, restarted vesting periods, no change in expiration date and a one-for-one exchange. (The Committee would have the authority to implement subsequent repricing programs under the SOP, if any, on terms which are the same as or different than those of the Repricing.)

  If this Proposal is not approved by the shareholders of the Company at the Special Meeting, the Committee has also determined, after consultation with the Board of Directors, not to exercise its power under the SOP to reprice the options presently outstanding under the SOP. In making this determination, the Committee considered, among other factors, the market price of the Common Stock, current market conditions, and the present competitive environment for employees in the Company's industry. However, in response to material changes in any one or more of such factors, the Committee may determine at some future time that it would be necessary or appropriate to reprice such options (or any other options then outstanding under the SOP). Under such circumstances, the Committee may exercise its power under the SOP to reprice all or a portion of such options without the approval of the shareholders of the Company.

  If this Proposal is not approved by the shareholders of the Company at the Special Meeting, the Board of Directors will consider taking other action to address the threat that the Company may lose valued employees because so many options outstanding under the ESOP and all of the options outstanding under the SOP are underwater. Such action might include, but not be limited to, one or more of the following: (i) the issuance of additional new options to employees under the SOP, with such options having an exercise price equal to the fair market value of the Common Stock on the date of grant; (ii) the establishment of a restricted stock award program for employees; and (iii) other employee incentives, whether stock-based, cash bonus, or otherwise.

  Set forth below is a description of the material provisions of the ESOP. The description, however, does not purport to be a complete description of all the provisions of the ESOP, the full text of which, as it is proposed to be amended, is annexed hereto as Appendix A.

DESCRIPTION OF THE ESOP AND OPTION TERMS; RESALE OF SHARES

  PURPOSE. The purpose of the ESOP is to provide employees with the opportunity to own shares of the Company's stock and to provide incentive to employees to remain employed with the Company. The Board of Directors believes that the proposed amendment will help the Company retain highly qualified employees.

  GENERAL; ELIGIBILITY. The ESOP provides for the granting of non-qualified stock options to all full-time employees and consultants of the Company or its subsidiaries. The purpose of the ESOP is to encourage stock ownership by employees of the Company and its subsidiaries so that such employees can acquire or increase their interest in the success of and be encouraged to remain in the employ of the Company or its subsidiaries. All full-time employees (including officers whether or not they were directors) were eligible to receive options under the ESOP upon employment with the Company or its subsidiaries, and certain individuals who were previously employees of the Company and consultants who were not employees of the Company, who were specifically granted stock options by the Company's Board of Directors were also eligible. The stock subject to options under the ESOP are shares of the authorized but unissued or reacquired Common Stock. A participant is not required to exercise any stock options which are granted to such participant pursuant to the ESOP. As of September 30, 1998, there were approximately 1360 employees participating in the ESOP; no additional employees will be eligible to participate in the ESOP.

  ADMINISTRATION. The ESOP is administered by the Committee, which shall for purposes of administering the ESOP consist of not less than two members of the Board, each of whom is a "Non-Employee Director" (as defined in Rule 16b-3 under the Exchange Act). As of the date of this Proxy Statement, Jack A. Arnow, William

G. Nelson and Thomas A. Skelton comprise the Committee. The Committee automatically awarded employees a specific number of options on the date of employment depending upon their job title and upon attaining certain promotions. In addition, the Committee selected employees of the Company to whom discretionary grants of options were made, the times at which options were granted and the number of shares which may be purchased upon the exercise of options.

  TERMS AND CONDITIONS OF GRANT. Options granted under the ESOP have an option price of not less than 100% of the fair market value of the Common Stock on the day of the grant. As long as the Common Stock is traded in the over-the-counter market, such fair market value shall be deemed to be the average of the high and low prices of the Common Stock in the over-the-counter market on the date previous to the date the option is granted, as reported by the National Association of Securities Dealers, Inc. All options granted under the ESOP vest and become exercisable in installments of twenty-five percent (25%) per year commencing twelve (12) months after the date of the grant of the option, so that the option will be fully exercisable four (4) years from the date of the grant. During the lifetime of the optionee the option shall be exercisable only by the optionee and shall not be assigned, pledged or otherwise disposed of by the optionee and no other person shall acquire any rights therein. Except as set forth below, options may be exercised by an optionee only during the period in which the optionee is employed by the Company or its subsidiaries, but in no event more than ten (10) years after the date of the grant. Options are exercisable by payment in full for the shares of Common Stock being purchased, such payment to be made in cash, by check, or at the discretion of the Committee, in Common Stock or other property held by the optionee.

  If the optionee dies while in the employ of the Company or a subsidiary, the option shall remain exercisable by the executors or administrators of the optionee's estate, or by any person who shall have acquired the option directly from the optionee by bequest or inheritance for a period of ninety
(90) days from the date of death to the extent that the options were currently exercisable as of the date of death. Options are not transferable other than by will or the laws of descent and distribution. If the optionee becomes disabled while in the employ of the Company or a subsidiary, the option will remain exercisable by the optionee for a period of ninety (90) days from the date of the event that is the cause of the disability to the extent that the option was currently exercisable as of the date of disability, at which time the option will terminate. However, if the optionee returns to work within a one year period from the date of disability the option will be restored for all vesting purposes as if the disability had never occurred.

  RECAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding option, and the price per share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company. If the Company is the surviving company in a merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would be entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, provided that each optionee shall, in such event, if a period of twelve (12) months from the date of the granting of the option shall have expired, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise his option in whole or in part without regard to the installment provisions of the ESOP. Notwithstanding the above provisions, an option will not terminate if assumed by the surviving or acquiring corporation, or its parent, upon a merger or consolidation under circumstances which are not deemed a modification of the option within the meaning of Section 424 of the Code.

  To the extent that such adjustments relate to the Common Stock, such adjustment shall be made by the Committee, whose determination shall be conclusive.

  RIGHTS AS A SHAREHOLDER. An optionee or a permitted transferee of an option shall have no rights as a shareholder with respect to any shares of Common Stock covered by the option until the date of the issuance of a stock certificate to the optionee for such shares following the exercise of such option.

  EFFECTIVE DATE AND TERM OF PLAN. The ESOP was adopted and became effective on April 30, 1996, and its term is ten (10) years.

  MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the ESOP, the Committee may modify outstanding options granted under the ESOP, or accept the surrender of outstanding options (to the extent not theretofore exercised). Additionally, the Committee may, subject to the prior approval of the shareholders of the Company, modify any outstanding options so as to specify a lower price by accepting the surrender of outstanding options and authorizing the granting of new options in substitution therefore specifying a lower price, with a new four-year vesting schedule. Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the ESOP.

  CONFIDENTIALITY AGREEMENT. As a condition of the optionee's acceptance of the option, the Committee may provide that the optionee shall agree to be bound by a confidentiality agreement with the Company containing such terms as the Committee and Board of Directors shall deem advisable.

  GRANT OF OPTIONS. All available options under the ESOP have been granted. Any outstanding options under the ESOP which are surrendered in order to be repriced may be reissued with a new four-year vesting schedule.

  CONTINUED EMPLOYMENT. The grant of an option pursuant to the ESOP shall not be construed to imply or to constitute evidence of any agreement, expressed or implied, on the part of the Company or any subsidiary to continue to employ an employee, or to affect the right of the Company or any subsidiary to terminate the employment of any employee or to alter the responsibilities, duties or authority of any employee.

  TAX CONSEQUENCES. There are no tax consequences to the participant or the Company upon the grant of a nonqualified stock option pursuant to the ESOP. On exercising a nonqualified stock option, the optionee realizes ordinary income to the extent that the market value of the Common Stock exceeds the exercise price, and the Company may claim a tax deduction of like amount. There are no tax consequences to the Company or to any option holder holding an option issued pursuant to the ESOP, upon the surrender of such option by the option holder in exchange for the reissuance of such option at a lower exercise price, with a new vesting period (or, generally, with any other changes to the terms and conditions of such option in connection with its repricing).

  REGISTRATION AND RESALE OF SHARES. In the event that the Proposal is approved by the shareholders of the Company, the Company intends to register the shares issuable upon exercise of options granted in connection with the Repricing on a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"). Shares issued upon exercise of such options generally may be resold without restriction, provided, however, that resales of such shares held by affiliates of the Company must be effected in accordance with Rule 144 under the Securities Act (unless otherwise exempt from registration under the Securities Act).

PLAN BENEFITS

  The table below shows the number of options granted under the ESOP to the persons and groups listed below from the inception of the ESOP through September 30, 1998, and during fiscal year 1998. (Outside directors are not eligible to receive options under the ESOP.) If this Proposal is approved, options to purchase up to a total of 2,772,705 shares of Common Stock will be eligible to be reissued pursuant to the Repricing in exchange for options outstanding under the ESOP. The number of options which would be reissued cannot be determined at this time because that number will depend on the fair market value of the Common Stock during the Repricing and the extent to which Non-Executive Employees elect to participate in the Repricing.

                        OPTIONS GRANTED UNDER ESOP

                                             OPTIONS   OPTIONS GRANTED
                                            PREVIOUSLY  DURING FISCAL
                                             GRANTED      YEAR 1998
                                            ---------- ---------------
William M. Gibson                             103,000       100,000
 President, Chief Executive Officer
 and Chairman of the Board of Directors
Kenneth S. Thompson                            35,100        15,000
 Executive Vice President,
 Supply Chain Products Division
Joseph E. Broderick                            16,200        15,000
 Executive Vice President,
 Client Sales and Service Division
Mary Lou Fox                                  190,000        10,000
 Senior Vice President,
 Consumer Products Marketing Division
 and Professional Services Division
Keith J. Enstice                              194,925        14,000
 Senior Vice President,
 Field Operations Division, Americas
Executive officers as a group                 734,625       169,000
Non-employee directors as a group                 -0-           -0-
Non-executive officer employees as a group  7,075,512     1,135,730

  As stated above, to be approved, the Proposal must receive the affirmative vote of a majority of the shares of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote thereon.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENTS TO THE ESOP.

                                OTHER BUSINESS

  The Board of Directors does not intend to bring any other matter before the Meeting and does not know of any other business which others will present for consideration at the Meeting. Except as the Board of Directors may otherwise permit, only the business set forth and discussed in the Notice of Special Meeting of Shareholders and this Proxy Statement may be acted on at the Meeting. If any other business does properly come before the Meeting, the proxy holders will vote on such matters according to their discretion.

             SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 1999

                      ANNUAL MEETING OF SHAREHOLDERS

  Any shareholder proposals submitted for inclusion in the Company's Proxy Statement for the 1999 Annual Meeting of Shareholders must be submitted in accordance with Rule 14a-8 under the Exchange Act and must be received by the Company at the Company's corporate headquarters address on or before March 9, 1999.

  The Company's By-laws provide that shareholder proposals which are not submitted for inclusion in the Company's Proxy Statement for the 1999 Annual Meeting of Shareholders must be received by the Secretary of the Company: (i) 60 days in advance of such meeting if the meeting is to be held on a day which is within 30 days preceding the anniversary of the previous year's annual meeting, or (ii) 90 days in advance of such meeting if the meeting is to be held on a day which is on or after the anniversary of the previous year's annual meeting. The 1998 Annual Meeting of Shareholders was held on July 24, 1998.

                                         By Order of the Board of Directors,


                                         /s/ Helen A. Nastasia
                                         Helen A. Nastasia
                                         General Counsel and Secretary

Rockville, Maryland

November 9, 1998

  ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

                                                                     APPENDIX A

                            MANUGISTICS GROUP, INC.
                          SIXTH AMENDED AND RESTATED
                          EMPLOYEE STOCK OPTION PLAN

  1. PURPOSE. This Employee Stock Option Plan (the "Plan") is intended to encourage stock ownership by employees of Manugistics Group, Inc. (the "Corporation") or any of its subsidiary corporations as that term is defined in Section 4 of the Internal Revenue Code of 1986, as amended (the "Code") (the "Subsidiaries") so that such employees may acquire or increase their interest in the success of the Corporation and Subsidiaries and so that they may be encouraged to remain in the employ of the Corporation or its Subsidiaries.

  2. ADMINISTRATION. The Plan shall be administered by a committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of not less than two members of the Corporation's Board of Directors, who are "Non-Employee Directors," as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors; provided, however, that any individual appointed to the Committee shall be a Director who is a Non-Employee Director. The Committee shall hold meetings at such times and places as it may determine. If the Committee consists of three or more members, the Committee shall select one of its members as Chairman. Acts by a majority of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Committee shall from time to time in its discretion designate the employees who shall be granted options and the amount of stock to be issued upon exercise of such options. The Committee shall have the final authority to determine these matters. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

  3. ELIGIBILITY. The persons who shall be eligible to receive options shall be all full time employees (including officers, whether or not they are directors) of the Corporation or its Subsidiaries and certain other individuals who are or were employees of the Corporation or its Subsidiaries or consultants of the Corporation or its Subsidiaries who are specifically granted options by the Board. An optionee may hold more than one option but only on the terms and subject to the restrictions hereinafter set forth.

  4. STOCK.

  (a) NUMBER OF SHARES. The stock subject to the options shall be shares of the Corporation's authorized, but unissued or reacquired, common stock (the "Common Stock"). The aggregate number of shares which may be issued under options granted under the Plan shall not exceed 6,135,122 shares of Common Stock.

  (b) ADJUSTMENTS. The limitation established by Article 4(a) shall be subject to adjustment as provided in Article 6(b) of the Plan.

  (c) REISSUANCE. The shares of Common Stock allocable to any outstanding option granted under the Plan which is surrendered in order to be repriced in accordance with Article 6(d) of the Plan may again be subject to an option grant to the employee surrendering such option.

  5. TERMS AND CONDITIONS OF OPTIONS. When the Committee shall have granted options to employees, a Notice of Grant of Stock Option (the "Notice") shall be given to each employee in such form as the Committee shall from time to time approve, which Notice shall comply with and be subject to the following terms and conditions:

  (a) NUMBER OF SHARES. Each Notice shall state the number of shares of Common Stock to which it pertains. The Committee shall award employees options for shares of Common Stock in accordance with the following:

  (i) As of the date that each person becomes a full-time employee ("Employee") of the Corporation or its Subsidiaries, such Employee shall receive an option for the number of shares of Common Stock specified below for Employees having the titles designated below or their equivalent:

       A. All Full-Time Employees.................................... 200 Shares
       B. Managers/Lead Specialists.................................. 400 Shares
       C. Senior Managers............................................ 500 Shares
       D. Officers & Directors....................................... 600 Shares

  (ii) Any Employee who is promoted to the level of Manager/Lead Specialist, Senior Manager or Officer and Director (or their equivalent) shall receive an option at the time of such promotion for an additional number of shares of Common Stock equal to the difference between the number of shares previously granted under an option or options pursuant to this Article 5(a)(i) and the number of shares which the Employee would have received had such promotion been effective as of the date such person became an Employee of the Corporation or its Subsidiaries.

  (iii) Such other amounts as are determined by the Committee from time to time in its discretion.

  (b) OPTION PRICE. Each Notice shall state the option price, which shall not be less than 100% of the fair market value per share of the Common Stock on the date of the grant of the option. During such time as the Common Stock is not listed upon an established stock exchange or traded in the over-the-counter market, the fair market value per share shall be determined by the Committee at least annually by relying upon whatever evidence it deems appropriate which may include, but need not be limited to, recent sales of the Common Stock, opinions of professional appraisers and recent sales of stock of other comparable companies. If the Common Stock is traded in the over-the-counter market, such fair market value per share shall be the average of the high and low prices of the Common Stock in the over-the-counter market on the date previous to the date that the option is granted, as reported by the National Association of Securities Dealers, Inc. If the Common Stock is listed upon an established stock exchange or exchanges such fair market value per share shall be deemed to be the average of the high and the low price of the Common Stock on such stock exchange or exchanges on the day previous to the date that the option is granted or if no sale of the Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such Common Stock. Subject to the foregoing, the Committee in fixing the option price shall have full authority and discretion.

  (c) MEDIUM AND TIME OF PAYMENT. Each option shall be exercised by giving written notice to the Corporation, addressed to the attention of its Secretary at its principal corporate office, which notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment in full for the shares of Common Stock being purchased. Unless otherwise specified in the Notice pursuant to Article 6 hereof, the option price shall be payable by cash or check in United States dollars upon the exercise of the option.

  (d) TERM AND EXERCISE OF OPTIONS.

  (i) All options granted hereunder shall vest and become exercisable in the following manner: twenty-five percent (25%) per year commencing twelve (12) months after the date of the grant of the option.

  (ii) Options may only be exercised by an optionee for so long as the optionee is employed by the Corporation or its Subsidiaries except as otherwise provided in Article 6(a) of the Plan. Notwithstanding the foregoing, if an employee who was granted options on or after July 17, 1990, is terminated involuntarily without cause within one year after a consolidation or merger in which the Corporation is not the surviving Corporation, the options may be exercisable as of the date of such consolidation or merger. In no event shall an option granted under this Plan be exercisable more than ten (10) years after the date of the grant of the option.

  (iii) Not less than fifty (50) shares may be purchased upon exercise of an option at any one time unless the number purchased is the total number at the time purchasable under the option.

  (iv) During the lifetime of the optionee the option shall be exercisable only by the optionee and shall not be transferred, assigned, pledged or otherwise disposed of by the optionee and no other person shall acquire any rights therein.

  6. TERMINATION OF EMPLOYMENT EXCEPT BY DEATH OR DISABILITY; ADDITIONAL TERMS AND CONDITIONS. In the event that the employment of an optionee by the Corporation or its Subsidiaries shall terminate for any reason other than the optionee's death or disability, the optionee may exercise any options held by such optionee for a period of thirty (30) days from the last day of work date to the extent that the optionee's right to exercise such options had accrued pursuant to Article 5(d) on or before the last day of work date. Notwithstanding the foregoing, the last day of work date for purposes of the Plan, and the options which shall become fully vested on that date, may be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive. An optionee who with the approval of the Corporation takes leave without pay for up to twelve (12) weeks for the purpose of caring for a member of his or her family shall be permitted to retain options granted to such optionee prior to the first day of such leave. The Committee shall determine whether such leave is taken for the purpose of caring for a member of the employee's family, which determination, unless overruled by the Board of Directors, shall be final and conclusive. Whether any other authorized leave of absence or absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive. If the optionee converts from full-time employment to part-time employment, such conversion shall not affect such optionee's right to exercise any option.

  (a) DEATH OR LONG-TERM DISABILITY OF OPTIONEE AND TRANSFER OF OPTION.

  (i) Notwithstanding any provision contained herein to the contrary, if the optionee shall die while in the employ of the Corporation or a Subsidiary, the option shall remain exercisable by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance for a period of ninety
(90) days following the date of the optionee's death to the extent that the optionee's right to exercise such option had accrued pursuant to Article 5(d) as of the date of the optionee's death. No option shall be transferable by the optionee other than by will or the laws of descent and distribution.

  (ii) Notwithstanding any provision contained herein to the contrary, if the optionee shall become disabled while in the employ of the Corporation or a Subsidiary, the option shall be exercisable by the optionee for a period of ninety (90) days from the date of disability to the extent that the optionee's right to exercise such option had accrued pursuant to Article 5(d) as of the date of disability, and the expiration of the option following such ninety
(90) day period shall thereafter be suspended until a date one (1) year from the date of disability, at which time the option shall terminate, unless the optionee shall return to work within such one (1) year period, in which case the option shall be restored for all vesting purposes as if the disability of the optionee had not occurred.

  For purposes of this Plan, an optionee shall be considered disabled if the optionee is considered disabled under the Corporation's or its Subsidiaries' regular long-term disability provisions. However, the determination of the Committee as to whether an optionee is disabled shall be binding and conclusive for purposes of this Plan.

  (b) RECAPITALIZATION. Subject to any required action by the shareholders of the Corporation, the number of shares of Common Stock covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common

Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation, so that the optionee's percentage of ownership of the total number of shares of Common Stock outstanding is neither increased nor decreased.

  Subject to any required action by the shareholders of the Corporation, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, shall cause each outstanding option to terminate, provided that each optionee shall, in such event, if a period of 12 months from the date of the granting of the option shall have expired, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, to exercise his option in whole or in part without regard to the installment provisions of Article 5(d) of the Plan.

  Notwithstanding the above provisions, an option will not terminate if assumed by the surviving or acquiring corporation, or its parent, upon a merger or consolidation under circumstances which are not deemed a modification of the option within the meaning of Sections 424 and 424(3)(A) of the Code.

  In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

  To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

  Except as hereinbefore expressly provided in this Article 6(b), the optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the option.

  The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

  (c) RIGHTS AS A STOCKHOLDER. An optionee or a permitted transferee of an option shall have no rights as a stockholder with respect to any shares covered by the optionee's option until the date of the issuance of a stock certificate to the optionee for such shares following the exercise of such option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 6(b) hereof.

  (d) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised). Additionally, the Committee shall have the authority, subject to the prior approval of the shareholders of the Company, to modify the exercise price of any such options held by persons who are not executive officers or directors of the Corporation so as to specify a lower price by accepting the surrender of outstanding options and authorizing the reissuance of such options specifying such lower price; the Committee shall also have the authority to impose additional terms and conditions on such reissued options, including new or extended vesting periods. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

  (e) INVESTMENT PURPOSE. Each option under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes and not with a view to resale or distribution, except that in the event the stock subject to such option is registered under the Securities Act of 1933, as amended (the "Securities Act"), or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if, in the opinion of counsel for the Corporation, such condition is not required under the Securities Act or any other applicable law, regulation or rule of any governmental agency.

  (f) CONFIDENTIALITY AGREEMENT. The Notice may provide that, as a condition of the employee's acceptance of the option, the employee shall agree to be bound by a confidentiality agreement with the Corporation containing such terms as the Committee and Board of Directors shall deem advisable.

  (g) OTHER PROVISIONS. The Notice shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or the transfer of the shares received upon an exercise, as the Committee and the Board of Directors shall deem advisable.

  7. PERMISSIBLE PROVISIONS. In addition to the other powers granted to the Committee and the Board of Directors under this Plan, the Committee and the Board of Directors shall have the discretion to include in any option grant the right of the optionee (i) to pay for the Common Stock upon exercise of the option with Common Stock of the Corporation, and/or (ii) to receive property at the time of exercise of the option if, in the case of property other than cash, Section 83 of the Code applies to such property.

  8. TERM OF PLAN. Options may be granted pursuant to the Plan from time to time until such time as all shares available under the Plan as set forth in Articles 4(a), (b), and (c) have been made subject to an option grant, subject to Article 14 below.

  9. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors or as members of the Committee and the Board of Directors, the members of the Committee and the Board of Directors shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, in which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence or intentional misconduct in the performance of his or her duties; provided that within sixty
(60) days after institution of any such action, suit or proceeding such person shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

  10. AMENDMENT OF THE PLAN. The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the shareholders of the Corporation, no such revision or amendment shall materially increase the number of shares of Common Stock which may be issued pursuant to the Plan, materially increase the benefits accruing to participants under the Plan, or otherwise materially modify the requirements for eligibility.

  11. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Common Stock issued pursuant to options will be used for general corporate purposes.

  12. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the optionee to exercise such option.

  13. CONTINUED EMPLOYMENT. The grant of an option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, expressed or implied, on the part of the Corporation or any Subsidiary to continue to employ an employee, or to affect the right of the Corporation or any Subsidiary to terminate the employment of any employee or to alter the responsibilities, duties or authority of any employee.

  14. EFFECTIVE DATE AND TERM OF PLAN; STOCKHOLDER APPROVAL. This Plan shall have an effective date of April 30, 1996 and shall have a term of ten (10) years. However, no option may be exercised unless this Plan is approved by the vote of a majority of the outstanding shares of the Corporation's Common Stock present, or represented, and entitled to vote, at a meeting of stockholders of the Corporation held within twelve (12) months after the effective date of the Plan.

  15. WITHHOLDING TAXES. The exercise of each option shall be subject to the condition that if at any time the Corporation shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, is necessary or desirable as a condition of, or in connection with, the exercise or the delivery or purchase of shares pursuant to the option, then in any such event, the exercise shall not be effective unless such withholding shall have been effective or obtained free of any conditions not acceptable to the Corporation, including withholding from other fees or sums otherwise due to the option holder from the Corporation.

                                                               1216-PS-SP98

                                  DETACH HERE

                                     PROXY

                            MANUGISTICS GROUP, INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MANUGISTICS GROUP, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS TO
                       BE HELD ON DECEMBER 4, 1998

  The undersigned, hereby revoking any contrary proxies previously given relating to these shares, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement in connection with the Special Meeting of Shareholders of Manugistics Group, Inc. to be held on December 4, 1998 at 9:00 AM E.S.T. at the Company's offices located at 101 Orchard Ridge Drive, Gaithersburg, Maryland, and at any adjournment or postponement thereof (the "Special Meeting") and hereby appoints William M. Gibson and Peter Q. Repetti, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of the Common Stock of MANUGISTICS GROUP, INC. registered in the name provided herein which the undersigned is entitled to vote at the Special Meeting, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them hereby is, instructed to vote or act as follows on the reverse side hereof on the proposals set forth in said Proxy Statement. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

  SEE                                                                      SEE
REVERSE                 CONTINUED AND TO BE COMPLETED,                   REVERSE
  SIDE                         SIGNED AND DATED                            SIDE
                               ON REVERSE SIDE

MAN99 2                           DETACH HERE


[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.


   This Proxy when executed will be voted in the manner directed herein. If no direction is given this proxy will be voted FOR the proposal.


1. Approval of: (a) amendments to the           FOR      AGAINST    ABSTAIN
Company's Employee Stock Option                [   ]      [   ]      [   ]
Plan (the "ESOP") to specifically
permit, subject to prior shareholder
approval, the surrender of options
held thereunder by employees who
are not executive officers or directors
of the Company and the reissuance of
such options at a lower exercise price;
and (b) the repricing of certain options outstanding under the ESOP (as so amended) in accordance with the terms specified in the Proxy Statement.

                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      [   ]

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

 SIGNATURE:            DATE:          SIGNATURE:               DATE:
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